Income Taxes	12 Months Ended
Dec. 31, 2010
Income Taxes [Abstract]
Income Tax Disclosure [Text Block]
INCOME TAXES
Deferred Tax Assets and Liabilities
Deferred tax assets and liabilities are provided to record the effects of temporary differences between the tax basis of an asset or liability and its amount as reported in our consolidated balance sheets. These temporary differences result in taxable or deductible amounts in future years.
Deferred tax assets and liabilities presented on the consolidated balance sheets are as follows:

	December 31,
	2010	2009
	(In thousands)
Non-current deferred tax liability	$362,174	$335,159
Current deferred tax asset	8,149	7,766
Net deferred tax liability	$354,025	$327,393
The components comprising our deferred tax assets and liabilities are as follows.

	December 31,
	2010	2009
	(In thousands)
Deferred tax assets
Share-based compensation	$23,584	$19,994
Reserve for employee benefits	12,342	11,912
State net operating loss carry-forwards, net of federal effect	9,685	8,996
Preopening expenses	2,587	4,308
Provision for doubtful accounts	4,818	1,977
Derivative instruments market adjustment	4,229	10,054
Tax credit carryforwards	1,430	1,980
Reserve differential for gaming activities	1,307	—
Other	7,714	3,970
Gross deferred tax assets	67,696	63,191
Valuation allowance	(11,987)	(12,053)
Deferred tax assets, net of valuation allowance	55,709	51,138

Deferred tax liabilities
Difference between book and tax basis of:
Property	$246,841	$245,230
Intangible assets	132,898	119,593
State tax liability, net of federal effect	16,223	2,465
Gain on early retirement of debt	6,731	5,350
Prepaid services and supplies	5,780	3,435
Reserve differential for gaming activities	—	569
Other	1,261	1,889
Gross deferred tax liabilities	409,734	378,531

Deferred tax liabilities, net	$354,025	$327,393
Valuation Allowance on Deferred Tax Assets
At December 31, 2010, we had unused federal general business tax credits of approximately $1.4 million which may be carried forward until expiration in 2030. We also have state net operating loss carryforwards of approximately $182 million, primarily in the states of Indiana and Louisiana, to reduce future state income taxes. The state net operating loss carryforwards will expire in various years ranging from 2013 to 2031, if not fully utilized.
A valuation allowance has been recorded on a material portion of our state net operating losses, primarily in Indiana, along with other deferred tax assets which are not presently expected to be realized. Certain state net operating losses arising from stock option exercises will result in approximately $1.7 million of additional paid in capital, if realized.
Our valuation allowance also includes amounts related to goodwill acquired in connection with the purchase of one of our operating properties that was closed in 2007. Realization of a tax benefit associated with this attribute is contingent on the occurrence of future events which, at present, we do not believe likely to occur.
Provision for (Benefit From) Income Taxes
A summary of the benefit from (provision for) income taxes is as follows.

	Year Ended December 31,
	2010	2009	2008
	(In thousands)
Current
Federal	$1,892	$(11,550)	$14,408
State	3,090	634	1,924
Total current taxes	4,982	(10,916)	16,332
Deferred
Federal	1,022	8,765	(43,948)
State	2,232	3,227	1,085
Total deferred taxes	3,254	11,992	(42,863)
Provision for (benefit from) income taxes	$8,236	$1,076	$(26,531)
The tax provision for the year ended December 31, 2010 was favorably impacted by net tax adjustments related to our consolidation of Borgata and LVE. We consolidate Borgata's and LVE's income for financial statement purposes; however, under income tax statutes, we are only subject to federal income tax on our fifty percent share of Borgata's income and exclude one-hundred percent of LVE's loss. Additionally, the state tax provision was favorably impacted by the release of valuation allowances resulting from the organizational restructuring of our Louisiana properties.
The tax provision for the year ended December 31, 2009 was favorably impacted by a permanent tax benefit realized in connection with an IRS audit and the reversal of interest accrued in connection with unrecognized tax benefits. The state tax provision was adversely impacted by changes in apportionment, exam settlements and the geographic mix of our income.
The tax benefit for the year ended December 31, 2008 was adversely impacted by impairment charges to goodwill, for which no tax basis existed, as well as an unfavorable permanent tax adjustment related to state income tax valuation allowances.
The following table provides a reconciliation between the federal statutory rate and the effective income tax rate, expressed as a percentage of income from operations before income taxes, for the years ended December 31, 2010, 2009 and 2008.

	Year Ended December 31,
	2010	2009	2008
Tax at federal statutory rate	35.0%	35.0%	35.0%
Noncontrolling interest	(9.5)%	—%	—%
State income taxes, net of federal benefit	9.1%	47.2%	(0.8)%
Compensation-based credits	(4.6)%	(29.8)%	0.8%
Company provided benefits	2.7%	16.6%	(0.2)%
Acquisition costs	—%	(54.1)%	—%
Goodwill impairments	—%	—%	(23.2)%
Other, net	(2.1)%	5.3%	(1.0)%
Effective tax rate	30.6%	20.2%	10.6%
Status of Examinations
During the fourth quarter of 2010, the Internal Revenue Service began fieldwork in connection with the audit of our federal income tax returns filed for the years ended December 31, 2005 through 2009. As of December 31, 2010, no adjustments have been proposed in connection with the current examination. During 2009, the Internal Revenue Service concluded its field examination of our federal income tax returns filed for the years ended December 31, 2003 and December 31, 2004. Additionally, although tax years 2001 and 2002 are closed by statute, the tax returns filed in those years are subject to adjustment, to the extent of net operating loss carrybacks utilized in those years. We reached a partial agreement in connection with the adjustments proposed in the audit and are appealing the unresolved issues. The expiration of the statute of limitation related to our federal tax returns for the tax years 2003 through 2006 have been extended to September 15, 2011. The statute of limitations for our remaining federal tax returns will expire over the period September 2011 through September 2014.
We are also currently under examination for various state income and franchise tax matters. As it relates to our material state returns, we are subject to examination for tax years ended on or after December 31, 2001 and the statute of limitations will begin to expire over the period October 2010 through October 2015.
Based on our current expectations for the final resolutions of these federal and state income tax matters, we believe that we have adequately reserved for any tax liability; however, the ultimate resolution of these examinations may result in an outcome that is different than our current expectation. We do not believe the ultimate resolution of these examinations will have a material impact on our consolidated financial statements.
Other Long-term Tax Liabilities
The impact of an uncertain income tax position taken in our income tax return is recognized at the largest amount that is more-likely-than-not to be sustained upon audit by the relevant taxing authority. An uncertain income tax position is not recognized if it has less than a 50% likelihood of being sustained. Our liability for uncertain tax provisions is recorded as other long-term tax liabilities in our consolidated balance sheets.
A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

	Year Ended December 31,
	2010	2009	2008
	(In thousands)
Unrecognized tax benefit, beginning of year	$29,053	$30,485	$34,750
Additions:
Tax positions related to consolidation of Borgata	8,714	—	—
Tax positions related to current year	1,511	1,630	2,366
Tax positions related to prior years	—	6,769	—
Reductions:
Tax positions related to prior years	(918)	(8,044)	(1,976)
Settlement with taxing authorities	—	(1,764)	(4,655)
Lapse of applicable statute of limitations	(24)	(23)	—
Unrecognized tax benefit, end of year	$38,336	$29,053	$30,485
Included in the $38.3 million balance of unrecognized tax benefits at December 31, 2010, are $7.2 million of federally tax effected benefits that, if recognized, would impact the effective tax rate. We recognize accrued interest related to unrecognized tax benefits in our income tax provision. During the years ended December 31, 2010, 2009 and 2008, we recognized accrued interest and penalties of approximately $2.0 million, $(0.8) million and $2.0 million, respectively, in our income tax provision. We have accrued $10.2 million and $6.0 million of interest and penalties as of December 31, 2010 and 2009, respectively, in our consolidated balance sheet. Borgata accrued interest of approximately $2.2 million prior to consolidation and such amount is included in the consolidated balance sheet as of December 31, 2010.
During 2009, we reached a partial agreement on certain issues in our Internal Revenue Service examination. As a result of the agreed adjustments, we reduced our federal unrecognized tax benefits by $5.2 million on a net basis, of which $3.2 million impacted our effective tax rate. Additionally, we reduced the interest accrued on our federal unrecognized tax benefits by $3.2 million and recorded a $2.4 million benefit to our tax provision. We have also appealed certain issues which remain unresolved at the close of the examination. During the year ended December 31, 2008, we closed the audit of our Coast Casino properties for periods prior to our acquisition on July 1, 2004. As a result, we decreased our unrecognized tax benefits by $4.7 million, none of which impacted our effective tax rate. In connection with the release of the unrecognized tax benefits, we reduced the amount of goodwill that we recorded upon the purchase of Coast Casinos, Inc. by $2.8 million during the year ended December 31, 2008.
We are in various stages of the examination and appeals process in connection with many of our audits and it is difficult to determine when these examinations will be closed; however, it is reasonably possible that over the next twelve-month period, that we may experience a decrease in our unrecognized tax benefits, as of December 31, 2010, of approximately $14.0 million, none of which would impact our effective tax rate. Such reduction is due to the resolution of certain issues, primarily related to the depreciable lives of assets, raised in connection with our federal and state examinations. Other than the resolution of the audits discussed above, we do not anticipate any material changes to our unrecognized tax benefits over the next twelve-month period.